Exhibit 10.1

SECOND AMENDMENT

TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated to be effective as of the 6th day of December, 2018 (“Effective Date”), by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent (“Administrative Agent”); (b) the undersigned lender (the “Lender”) which is a party to the “Credit Agreement” (as defined below); and (c) LDRV HOLDINGS CORP., a Delaware corporation, LAZYDAYS RV AMERICA, LLC, LAZYDAYS RV DISCOUNT, LLC, LAZYDAYS MILE HI RV, LLC, and LAZYDAYS OF MINNEAPOLIS LLC, each a Delaware limited liability company (each a “Borrower” and, collectively, the “Borrowers”), and (c) LAZYDAYS HOLDINGS, INC., a Delaware corporation (“Pubco Guarantor”), LAZY DAYS’ R.V. CENTER, INC., a Delaware corporation (“Parent Guarantor”), and LAZYDAYS LAND HOLDINGS, LLC, a Delaware limited liability company (together with Pubco Guarantor and Parent Guarantor, collectively, the “Guarantors”). The Borrowers and the Guarantors are collectively referred to in this Amendment as the “Obligors.” The Administrative Agent and the Lender are collectively referred to in this Amendment as the “Credit Parties.” The Borrowers, the Guarantors, and the Credit Parties are collectively referred to as the “Parties.”

RECITALS

The Administrative Agent, the Lender party thereto, and the Borrowers have entered into a Credit Agreement dated as of March 15, 2018, as amended pursuant to the First Amendment to Credit Agreement dated as of June 30, 2018, and modified pursuant to the Joinder Agreement and Counterpart dated August 7, 2018 by Lazydays of Minneapolis LLC as an additional co-Borrower (as so amended and modified, the “Credit Agreement”), and the various other “Credit Documents,” as such term is defined in the Credit Agreement. All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

The Guarantors have executed and delivered to the Credit Parties a Guaranty Agreement dated as of March 15, 2018 (the “Guaranty Agreement”) and various other Credit Documents in connection with the Credit Agreement.

The Borrowers have requested that, in connection with the acquisition (“TN Acquisition”) of the assets of Tennessee RV Sales and Service, LLC (“Seller”) by LDRV of Tennessee, LLC, a Delaware corporation (“LDVR TN”), and new Subsidiary of the Borrower, which will join the into the Credit Agreement as a joint and several co-Borrower effective as of December 6, 2018, (a) the Letter of Credit Sublimit be increased from $500,000 to $1,000,000, (b) the present Dollar limitation on unsecured Indebtedness set forth in the Credit Agreement be increased from $5,000,000 to $15,000,000, and (c) certain other amendments be made to the Credit Agreement in connection therewith.

The Administrative Agent and the Lender have agreed to enter into this Amendment with the Obligors in order to amend the Credit Agreement to provide for the requested amendments upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1. Acknowledgment And Reaffirmation Of Obligations. Each of the Obligors acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2. Amendment And Modification of Credit Agreement. The Credit Agreement is hereby amended and modified as follows:

a.       Section 1.01 of the Credit Agreement is hereby amended to amend and restate in their entirety, the respective definitions set forth below:

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“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than those Persons expressly excluded below) approved (each such approval not to be unreasonably withheld or delayed) by (i) in all cases, the Administrative Agent, (ii) in the case of any assignment of a Floor Plan Loan Commitment, M&T Bank as the provider of M&T Advances, (iii) in the case of any assignment of a Revolving Credit Commitment, the Issuing Bank, and the Swingline Lender, and (iv) unless either a Default or Event of Default has occurred and is continuing, the Borrowers; provided that notwithstanding the foregoing, the definition of “Eligible Assignee” shall not include (A) any Defaulting Lender or a Subsidiary thereof, (B) any natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person), or (C) any Loan Party or any Affiliate or Subsidiary of a Loan Party. The Borrowers shall be deemed to have approved any proposed assignee unless the Borrowers object to such proposed assignee by written notice to the Administrative Agent within five (5) Business Days after having received notice of the proposal of such assignee.

“Letter of Credit Sublimit” means an amount equal to One Million Dollars ($1,000,000.00).

“Required Lenders” means, as of any date of determination, (a) if there are one or two Lenders, all Lenders; (b) if there are three Lenders, at least two Lenders who hold in the aggregate at least sixty-six and two-thirds percent (66.67%) of either (i) the total Commitments of all Lenders, or (ii) in the event the Commitments have been terminated, the aggregate outstanding Loans of all Lenders, and (c) if there are four or more Lenders, at least two Lenders who hold in the aggregate more than fifty percent (50%) of either (i) the total Commitments of all Lenders, or (ii) in the event the Commitments have been terminated, the aggregate outstanding Loans of all Lenders, including the Administrative Agent; provided that for purposes of calculating the “Required Lenders,” the Commitments and Loans of any Defaulting Lenders shall be deemed zero.

b.       Article 1 of the Credit Agreement is also hereby amended to add a new Section 1.05 thereto as set forth below:

Section 1.05. Proforma Calculations. (a) All pro forma calculations required to be made hereunder giving effect to any Permitted Acquisition, Disposition, or issuance, incurrence or assumption of Indebtedness, or other transaction made during the Fiscal Quarter or Fiscal Year to which the required calculation relates shall, in each case, be calculated (i) as if such transaction was consummated on the first day of the relevant period and (ii) giving pro forma effect thereto and to the historical earnings and cash flows associated with the assets acquired or disposed of and any Indebtedness incurred and repaid in connection therewith, and any synergies or cost savings, in each case, in a method consistent with Regulation S-X of the Securities Act of 1933.

(b) As at any date that any financial covenants are required to be calculated under this Agreement (each, a “date of determination”), if the Borrowers or any of their Subsidiaries has consummated a Permitted Acquisition or a Disposition on or after the first day of the period as to which the calculation is required to be made, then the calculation of the applicable financial covenants on the date of determination shall be made as if such Permitted Acquisition or Disposition had occurred on the first day of the applicable period (including, the inclusion of the EBITDA of the Acquisition Target, excluding the EBITDA of the division or assets disposed of, the inclusion of the Indebtedness incurred for the Permitted Acquisition and the exclusion of the Indebtedness repaid with the disposition).

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c.	Section 6.03 clause (k) of the Credit Agreement is hereby replaced with the following:
(k) unsecured Indebtedness in an aggregate amount not to exceed Fifteen Million Dollars ($15,000,000.00) at any time outstanding.

Section 3. Post-Closing Agreement/TN Acquisition. Within thirty (30) days after closing under the TN Acquisition, the Borrower agrees to obtain and provide to the Lender record search reports of the federally- registered patents, trademarks, and copyrights of the seller and, if any such patents, trademarks, or copyrights are located, will promptly execute and deliver to the Lender a Notice of Grant of Security Interest covering each of same, in a form attached to the Security Agreement executed on the Closing Date between the Loan Parties and the Administrative Agent, as and if such Notice is applicable.

Section 4. Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, each of the Obligors makes the following representations and warranties to the Credit Parties:

Section 4.1. Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Obligors: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 4.2. Accuracy Of Information. All information and data submitted by or on behalf of the Obligors in connection with this Amendment and the amendments and other transactions contemplated herein is true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 4.3. Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Obligors threatened, against any Obligor or any assets of any Obligor, the adverse determination of which, individually or in the aggregate, could be reasonably expected to result in any Material Adverse Change. No judgments have been entered against any of the Obligors which would result in an Event of Default under Section 7.05 of the Credit Agreement.

Section 4.4. Events of Default. As of the Effective Date, no Defaults or Events of Default exist.

Section 5. Further Assurances. Each of the Obligors agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 6. No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Obligors to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described, and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assignments, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

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Section 7. Limited Amendment. Except to the extent amended pursuant to Section 2 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Obligors which is a party thereto. Nothing herein shall constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents, and each of the Obligors hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to the amendments set forth herein. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such consent or waiver must be specific and in writing to be binding upon the Credit Parties and no such consent or waiver shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future consent to, or waiver of, performance or exact performance by the Obligors. No consent, amendment, or waiver shall constitute a course of dealing.

Section 8. Enforceability. This Amendment shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 9. Reimbursement of Administrative Agent’s Expenses. The Borrowers agree to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, all Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section 10. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York (“Governing State”). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 11. RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDER TO ENTER INTO THIS AMENDMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDER AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR THE LENDER EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT, OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 12. Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment.

Section 13. Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[Signatures Begin On The Following Page]

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Signature Page to Second Amendment to Credit Agreement:

IN WITNESS WHEREOF, the Parties have executed this Amendment with the specific intention of creating a document under seal to be effective as of the date first above written.

BORROWERS:

LDRV HOLDINGS CORP.,
a Delaware corporation

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

LAZYDAYS RV AMERICA, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp.,
a Delaware limited liability company,
its Manager

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

LAZYDAYS RV DISCOUNT, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp.,
a Delaware limited liability company,
its Manager

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

LAZYDAYS MILE HI RV, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp.,
a Delaware limited liability company,
its Manager

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

LAZYDAYS OF MINNEAPOLIS LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp.,
a Delaware limited liability company,
its Manager

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

Signature Page To Second Amendment to Credit Agreement-Continued:

GUARANTORS:

LAZYDAYS HOLDINGS, INC.,
a Delaware corporation

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

LAZYDAYS’ R.V. CENTER, INC.,
a Delaware corporation

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

LAZYDAYS LAND HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ NICHOLAS TOMASHOT
Name:	Nicholas Tomashot
Title:	Chief Financial Officer

Signature Page To Second Amendment to Credit Agreement – Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
In Its Capacity As Administrative Agent

By:	/s/ Brendan Kelly
Brendan Kelly,
Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY,
As A Lender

By:	/s/ Brendan Kelly
Brendan Kelly,
Vice President